UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025 (April 18, 2025)

Outdoor Holding Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-13101	30-0957912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Road
Scottsdale, Arizona		85260
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 480 947-0001

Ammo, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 18, 2025, Outdoor Holding Company (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of the sale of the Company’s business of designing, manufacturing, marketing, distributing and selling ammunition and ammunition components (collectively, the “Ammunition Manufacturing Business Sale”). This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the pro forma financial information required by Item 9.01(b) of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that the Company would have achieved had it completed the Ammunition Manufacturing Business Sale prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that the Company may achieve after the Ammunition Manufacturing Business Sale. No other amendments are being made to the Original Form 8-K by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Ammunition Manufacturing Business Sale.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed consolidated balance sheet as of December 31, 2024 and unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 2024 and for the years ended March 31, 2024, 2023 and 2022 are filed as Exhibit 99.2 hereto and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1**

Asset Purchase Agreement, dated January 20, 2025, by and among AMMO Technologies, Inc., Enlight Group II, LLC, Firelight Group I, LLC, AMMO, Inc. and Olin Winchester, LLC, as amended (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 18, 2025)**.

2.2

First Amendment to the Asset Purchase Agreement, dated April 18, 2025, by and among AMMO Technologies, Inc., Enlight Group II, LLC, Firelight Group I, LLC, AMMO, Inc. and Olin Winchester, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 18, 2025).

10.1

Consent and Second Amendment to Loan and Security Agreement, dated April 18, 2025 y and among AMMO, Inc. and Sunflower Banks, N.A. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 18, 2025).

99.1	Press Release, dated April 18, 2025 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on April 18, 2025).
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**

Portions of Exhibit 2.1 have been redacted in accordance with Item 601(b)(2)(ii) of Regulation S-K and certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Holding Company
Date:	September 23, 2025	By:	/s/ Paul J. Kasowski
Paul J. Kasowski Chief Financial Officer